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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  July 12 , 2001
                                                  --------------


                                 DREAMS, INC.
                                 ------------
            (Exact name of registrant as specified in its charter)

            Utah                                                 87-0368170
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(State or other jurisdiction        (Commission File           (IRS Employer
      or incorporation)                  Number)            Identification No.)

        2 South University Drive, Suite 325, Plantation, Florida 33324
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         (Address of principal executive offices, including zip code)


Registrant's telephone number, including area code  (954) 377-0002
                                                    --------------
                                             N/A
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         (Former name or former address, if changed since last report)
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ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On July 12, 2001, the Board of Directors of Dreams, Inc. (the "Company") approved the engagement of Grant Thornton LLP as independent auditors of the Company for the fiscal year ended March 31, 2002, to replace the firm of Margolies, Fink and Wichrowski ("MFW"), who were dismissed as the Company's auditors, effective July 12, 2001.

     The reports of MFW on the Company's financial statements for the past two years did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audits of the Company's financial statements for each of the last two fiscal years ended March 31, and in the subsequent unaudited interim period through July 12, 2001 (date of dismissal), there were no disagreements with MFW on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of MFW, would have caused MFW to make reference to the subject matter in their report. The Company has requested MFW to furnish it with a letter addressed to the Commission stating whether it agrees with the above statements.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

     (c)       Exhibits.

               16.1 Letter of MFW pursuant to Item 304(a)(3) of Regulation SB.
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                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DREAMS, INC.


                                             By:  /s/ Ross Tannenbaum
                                                  -------------------
                                                  Ross Tannenbaum,
                                                  Its Chief Executive Officer

DATED: July 17, 2001.